SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]    Definitive proxy statement.
[X]    Definitive additional materials.
[ ]    Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title of each class of securities to which transaction applies:
       (2)    Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)    Proposed maximum aggregate value of transaction:
       (5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                                             Date: July 13, 2001

The proposed merger of First Union and Wachovia will be submitted to First Union's and Wachovia's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789).

The information presented below may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

THE FOLLOWING PRESENTATION MATERIALS MAY BE USED BY FIRST UNION FROM TIME TO TIME IN MEETINGS WITH INVESTORS, ANALYSTS AND OTHERS RELATING TO THE PROPOSED MERGER OF WACHOVIA AND FIRST UNION.

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

THE NEW WACHOVIA

A Compelling Combination

Cautionary Statement
--------------------------------------------------------------------------------
  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

  The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues;
  (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses;
  (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

Additional Information
--------------------------------------------------------------------------------
   The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that have been or will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

Agenda

   o  First Union...We Are Ready - Update on Recent Operating Performance
   o First Union/Wachovia Merger Integration Planning...Well Organized and Progressing
   o  Wachovia...Clearly Compelling for First Union Shareholders
   o  First Union...Clearly Compelling for Wachovia Shareholders
   o  Conclusions

Appendix

   o  First Union and SunTrust Comparisons

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We Are Ready - Update on Recent Operating Performance


[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Strong Financial Performance

   o  Completed restructuring
   o  New "best-in-class" transparency of external reporting
   o  Successfully creating expense management culture
   o  Significantly improved budgeting and management accountability
   o Created stringent investment/acquisition ROIC hurdles: 15% internal, 18% external
   o  Building capital levels quarterly with AA rating goal
   o  Core businesses have performed well in difficult markets
   o Met or exceeded analysts' earnings per share expectations four consecutive quarters
   o Q2 2001 operating earnings provides foundation for continued growth [ARROW] Revenue growth in all three businesses (Q2/Q1); 19% annualized [ARROW] General bank earnings up 28% 2Q 01/2Q 00
   o Result: First Union stock price appreciation of 26% (STI: 3%) for the six months ended June 30, 2001, ranks 3rd among top 20 banks (STI: 11th), and debt spreads down vs. peers

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Corporate Governance Focus

   o  New executive team in place
      [ARROW] CEO, CFO, CIO, Treasurer, CRO, General Counsel & Head of General
              Bank
   o Reduced size of Board from 22 to 14 with only one inside director (Ken Thompson, CEO)
   o  Designated lead independent director
   o  All Board committees chaired by independent directors
   o Merger integration committee to be created also to be chaired by an independent director
   o  Improved alignment of compensation with performance
      [ARROW] Eliminated SERPs and RSAs, increased reliance on options, reduced base salaries, management bonuses only on EPS & EVA growth*, implemented stock ownership guidelines for senior management
   o  No "change of control" triggering of employee options

---------------------------------------

 * Assumes stockholder approval of Senior Management Incentive Plan at annual meeting.

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
June 2000 Restructuring - Complete, On Budget and Exceeded Initial Goals
--------------------------------------------------------------------------------
   o  Credit Cards         [ARROW] Portfolio sold to MBNA in Q3 2000 and
                                   converted in Q2 2001
                           [ARROW] Origination on an agent basis
--------------------------------------------------------------------------------
   o  Mortgage Servicing   [ARROW] Portfolio sold to Wells Fargo in Q3 2000 and
                                   converted in Q1 2001
                           [ARROW] Production function retained - estimated
                                   2001 production $14 billion
--------------------------------------------------------------------------------
   o  The Money Store      [ARROW] Ceased production - June 2000
                           [ARROW] Consolidated First Union Home Equity loan
                                   servicing on TMS platform - November 2000
                           [ARROW] Liquidated $5.3 billion TMS Equity and Home
                                   Improvement loan portfolio (not in original
                                   plan)
                           [ARROW] At May 31, 2001 First Union held
                                   approximately $70 million in TMS assets -
                                   down from $5.4BN
                           [ARROW] Performance of loans serviced for others, 20
                                   to 30 percent better than plan
--------------------------------------------------------------------------------
   o  Non-Core Branches    [ARROW] Sold 84 non-strategic retail branch offices
                                   representing $2.7 billion in deposits and $597 million in loans

   o  Expense Management   [ARROW] Implemented a comprehensive expense eliminate
                                   management policy designed to waste,
                                   redundancy and nonessential expenses.
                                   Budgeted to save $340 million in 2001
--------------------------------------------------------------------------------
   o  Staffing             [ARROW] Reduced headcount in line and staff units
                                   without adversely impacting bottom line
                                   results
                           [ARROW] Examples
                                   - Reduced fixed income sales and trading
                                     staff by 90 - revenue and net income up
                                     sharply in 2001
                                   - Reduced corporate Human Resources staff
                                     expense by 30 percent - 50 percent of
                                     transactions now performed self service
                                     online - corporate attrition is down
                                     substantially
--------------------------------------------------------------------------------
   o  Balance Sheet        [ARROW] Sold $13 billion of investment securities
      Restructuring                and long term off-balance sheet contracts
                           [ARROW] Reduced fixed income trading portfolio by
                                   $5 billion in Q3 2000
                           [ARROW] Sold $1+ billion performing and nonperforming
                                   commercial loans
--------------------------------------------------------------------------------
   o  Capital Strength     [ARROW] Reduced dividend by 50 percent in December
                                   2000 to strengthen capital base
                           [ARROW] Published capital ratio target of 2nd
                                   quartile among top 20 U.S. banks
                           [ARROW] Goal: To regain AA rating

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Expense Management - Successfully Reducing Costs Without Impacting Growth


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

     1Q        2Q        3Q        4Q        1Q        2Q
     ----------------------------------    -----------------
                   2000                          2001
                            (9% decline)
     $2,387   $2,366   $2,328   $2,132      $2,138   $2,169

----------
Source: First Union 3/31/01 10Q and Company Reports.



   o  Cost management culture on track
   o Savings realized across substantially all categories - while improving service
   o  FTE's: 73,000 in June 2000 to 67,420 in June 2001

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
First Union - Well Diversified Across All Major Financial Services Sectors

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

   Revenues
   (For the quarter ended June 30, 2001)

   Corporate and Investment Bank  23%
   Other  6%
   General Bank  46%
   Capital Management 25%

   Capital Management Group
   o  #6 brokerage firm nationally (based on registered reps)
   o  $172 billion in assets under management
   o  Presence in 47 states, 7,706 RRs
   o  $90 billion in mutual funds
   o  Wealth/trust/401(k)/insurance products and services

   General Bank
   o  #6 bank (based on assets)
   o  $253 billion in assets
   o  7 million retail households
   o  800,000 small business clients

   Corporate and Investment Bank
   o  Mid-market focus
   o  Fully established investment banking business
   o  Corporate lending
   o  International trade services

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
General Bank - Excellent Performance and Trends

$ in Millions                            2000                       2001
                             ---------------------------    ----------------------
                                 Q2        Q3       Q4       Q1          Q2
                               -------  -------  -------  -------     -------
Revenue                        $1,412   $1,473   $1,473    $1,453    $ 1,545    o  Up 9% 2Q 01/ 2Q 00
Operating Expenses                966      948      992       908        935    o  Down 3% 2Q 01/2Q 00
Operating Earnings                268      319      278       295        343    o  Up 28% 2Q 01/2Q 00!
Efficiency Ratio (%)            66.83    62.89    65.77     61.19      59.29    o  Down by 10% since Q4 2000

Customer Service                 6.19     6.22     6.27      6.29       6.32    o  Improved 9 consecutive quarters
                                                                                   [ARROW] Almost "best in class" of
                                                                                           6.4 (Source: Gallup Survey)

Customer Attrition (%)           13.8     13.4     13.6      13.0       13.0    o  Versus 15% industry estimate

Consumer Loan Production       $7,102   $6,921   $7,095    $8,590    $11,212    o  Up 58% 2Q 01/2Q 00
Average Core Deposits          97,499   97,186   98,184    98,415     99,424    o  Up 2% 2Q 01/2Q 00



[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Capital Management - Stability In A Challenging Operating Environment

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

   Capital Management Revenue
   Stability in Tough Markets

   $ in Millions


      1Q        2Q        3Q        4Q        1Q        2Q
     ----------------------------------    -----------------
                    2000                          2001

Nasdaq all time high
     $928     $830      $835      $854      $831      $838

   ---------------------------------------
   Source: First Union publicly available financial segment data, as reported in First Union's 3/31/01 10-Q and Company Reports.

   o  Asset gathering powerhouse:
      [ARROW] 6th largest broker-dealer
      [ARROW] 8th largest U.S. provider to high net worth individuals/families [ARROW] 4th largest personal trust provider
      [ARROW] 23rd largest mutual fund family
      [ARROW] 2nd largest bank annuity provider
      [ARROW] 8th largest AMA account provider nationally
      [ARROW] 16th largest defined contribution services provider

   o Proven, multi-channel distribution platform integrates delivery of advice and products:
      [ARROW] 2,162 financial centers
      [ARROW] 536 brokerage offices
      [ARROW] 7,706 registered representatives
      [ARROW] 76 private client offices
      [ARROW] FirstUnion.com


[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Capital Management - Strong Performance Across Segments vs. Peers

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

Asset Management Revenue

      1Q        2Q        3Q        4Q        1Q        2Q
     ----------------------------------    -----------------
                   2000                          2001

     $151     $146      $156      $153      $145       $139

First Union - 1st Q00 - 1st Q01 (4%)
Franklin Resources              (6)
T Rowe Price                    (11)
Stilwell/Janus                  (18)


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

Wealth/Trust Services Revenue

      1Q        2Q        3Q        4Q        1Q        2Q
     ----------------------------------    -----------------
                   2000                          2001
      $185    $185      $185      $187      $179       $184

First Union - 1st Q00 - 1st Q01 (3%)
Franklin Resources              (6)
T Rowe Price                    (11)
Stilwell/Janus                  (18)

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

Retail Brokerage Revenue

      1Q        2Q        3Q        4Q        1Q        2Q
     ----------------------------------    -----------------
                   2000                          2001
     $607     $510       $506     $520      $517       $523

First Union - 1st Q00 - 1st Q01 (15%)
Merrill Lynch                   (24)
AG Edwards                      (22)
Charles Schwab                  (34)

---------------------------------------
Source: Company Reports.


[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Capital Management - A History of Growth and Financial Accomplishment
($ in Billions)

                                    1995     2000    CAGR      Organic CAGR
                                    ----     ----    ----      ------------
Mutual Fund Assets                  $13      $ 85     46%         24%
Broker Client Assets                $10      $205     83%         31%
AMA Assets                          $12      $121     59%         38%
Assets Under Management             $47      $171     29%         19%
Capital Management Revenue          $0.4     $3.7     60%         30%
Capital Management Direct           $0.2     $1.3     42%         25%
Contribution (a)

---------------------------------------
(a) Pre-tax income including corporate allocations.


[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Corporate & Investment Banking - Growth In A Challenging Operating Environment

Corporate & Investment Banking
Excludes principal investing gains

Growth:
2Q/2Q 21%

     1Q        2Q        3Q        4Q        1Q        2Q
     ----------------------------------    -----------------
                   2000                          2001

     $729    $687       $709      $707      $768      $831

   o  Performed well in a difficult operating environment
   o  Leveraging commitment to mid-cap growth sector
      [ARROW] Comprehensive product offering to serve entire corporate life cycle
   o  Strong competitive position in core categories
      [ARROW] Fixed Income Sales & Trading
      [ARROW] Leveraged Syndication
      [ARROW] Public Asset-Backed Securities
      [ARROW] Commercial Mortgage-Backed Securities
   o  Successful expense rationalization
      [ARROW] Equity
      [ARROW] M&A
      [ARROW] Research

---------------------------
Source: Company Reports.


[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
Building a Fortress Balance Sheet

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

Tier 1 Risk-Based Capital Ratio


   6.7%       7.0%    7.0%     7.2%      7.4%        7.7%
------------------------------------------------------------------
  Jun 00    Sept 00  Dec 00   Mar 01   June 01    Estimated
                                                  Pro Forma
                                                  at Closing

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

5 Year Debt Spreads vs. Peers*

Date              Spread                 Date              Spread
----              ------                 ----              ------
  6/1/00           0.117%               1/16/01           0.200%
 6/14/00           0.117%               1/22/01           0.183%
 6/23/00           0.203%               1/29/01           0.217%
 6/29/00           0.267%                2/5/01           0.217%
 7/12/00           0.183%               2/12/01           0.210%
 7/24/00           0.167%               2/20/01           0.190%
  8/4/00           0.167%               2/26/01           0.177%
 8/11/00           0.170%                3/5/01           0.173%
 8/29/00           0.200%               3/14/01           0.167%
  9/7/00           0.250%               3/19/01           0.170%
 9/18/00           0.207%                4/4/01           0.133%
 9/26/00           0.190%                4/9/01           0.090%
 10/2/00           0.220%               4/17/01           0.060%
10/17/00           0.250%               4/30/01           0.050%
11/21/00           0.333%               5/10/01          -0.007%
11/30/00           0.350%               5/22/01           0.047%
 12/4/00           0.383%               5/30/01           0.057%
12/11/00           0.350%               6/11/01           0.050%
12/19/00           0.300%               6/15/01           0.047%
  1/2/01           0.267%               6/27/01           0.030%
  1/7/01           0.217%                7/9/01           0.043%


---------------------------------------
 *       Peers include BAC, ONE and WFC.



[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]
                                       11

First Union...We are Ready - Update on Recent Operating Performance
--------------------------------------------------------------------------------
The Market Is Rewarding Our Efforts

Price Performance For The Six Months Ended June 30, 2001
--------------------------------------------------------

[PERFORMANCE GRAPH APPEARS HERE WITH FOLLOWING PLOT POINTS]

   DATE     FTU   PEERS        DATE     FTU   PEERS         DATE     FTU   PEERS
----------  ----  -----     ----------  ----  -----      ----------  ----  -----
12/29/2000  100%  100%        3/7/2001  121%   98%        5/11/2001  108%   92%
  1/1/2001  100%  100%        3/8/2001  123%   98%        5/14/2001  110%   93%
  1/2/2001  100%  98%         3/9/2001  120%   96%        5/15/2001  110%   94%
  1/3/2001  108%  102%       3/12/2001  112%   91%        5/16/2001  112%   96%
  1/4/2001  112%  103%       3/13/2001  118%   93%        5/17/2001  112%   96%
  1/5/2001  109%  101%       3/14/2001  113%   89%        5/18/2001  112%   96%
  1/8/2001  107%   99%       3/15/2001  118%   92%        5/21/2001  111%   96%
  1/9/2001  110%   97%       3/16/2001  117%   91%        5/22/2001  114%   98%
 1/10/2001  114%   99%       3/19/2001  119%   92%        5/23/2001  113%   98%
 1/11/2001  113%   98%       3/20/2001  117%   89%        5/24/2001  114%   98%
 1/12/2001  111%   96%       3/21/2001  113%   86%        5/25/2001  114%   97%
 1/15/2001  111%   96%       3/22/2001  109%   84%        5/28/2001  114%   97%
 1/16/2001  116%   98%       3/23/2001  116%   88%        5/29/2001  114%   97%
 1/17/2001  115%   97%       3/26/2001  115%   90%        5/30/2001  114%   97%
 1/18/2001  111%   95%       3/27/2001  118%   93%        5/31/2001  116%   98%
 1/19/2001  114%   94%       3/28/2001  118%   93%         6/1/2001  116%   98%
 1/22/2001  114%   97%       3/29/2001  117%   92%         6/4/2001  117%   99%
 1/23/2001  115%   98%       3/30/2001  119%   94%         6/5/2001  119%   99%
 1/24/2001  120%   99%        4/2/2001  118%   94%         6/6/2001  120%   98%
 1/25/2001  115%   99%        4/3/2001  116%   92%         6/7/2001  121%   98%
 1/26/2001  120%  100%        4/4/2001  112%   89%         6/8/2001  119%   96%
 1/29/2001  120%  100%        4/5/2001  116%   92%        6/11/2001  119%   96%
 1/30/2001  122%  102%        4/6/2001  112%   91%        6/12/2001  119%   95%
 1/31/2001  122%  101%        4/9/2001  115%   91%        6/13/2001  119%   95%
  2/1/2001  120%  100%       4/10/2001  116%   93%        6/14/2001  117%   93%
  2/2/2001  121%  100%       4/11/2001  116%   92%        6/15/2001  117%   93%
  2/5/2001  120%  101%       4/12/2001  115%   93%        6/18/2001  120%   93%
  2/6/2001  116%   99%       4/13/2001  115%   93%        6/19/2001  121%   94%
  2/7/2001  115%  100%       4/16/2001  112%   93%        6/20/2001  121%   95%
  2/8/2001  113%   99%       4/17/2001  109%   92%        6/21/2001  124%   98%
  2/9/2001  116%  100%       4/18/2001  112%   95%        6/22/2001  122%   97%
 2/12/2001  117%  101%       4/19/2001  112%   95%        6/25/2001  124%   95%
 2/13/2001  118%  100%       4/20/2001  112%   94%        6/26/2001  123%   95%
 2/14/2001  117%  100%       4/23/2001  111%   93%        6/27/2001  122%   95%
 2/15/2001  115%   99%       4/24/2001  109%   93%        6/28/2001  125%   96%
 2/16/2001  117%  100%       4/25/2001  109%   93%        6/29/2001  126%   96%
 2/19/2001  117%  100%       4/26/2001  108%   92%
 2/20/2001  115%   97%       4/27/2001  109%   94%
 2/21/2001  113%   95%       4/30/2001  108%   93%
 2/22/2001  111%   95%        5/1/2001  108%   93%
 2/23/2001  114%   95%        5/2/2001  107%   94%
 2/26/2001  117%   97%        5/3/2001  107%   94%
 2/27/2001  119%   98%        5/4/2001  107%   95%
 2/28/2001  116%   97%        5/7/2001  107%   94%
  3/1/2001  118%   97%        5/8/2001  107%   93%
  3/2/2001  117%   98%        5/9/2001  108%   93%
  3/5/2001  117%   96%       5/10/2001  109%   93%
  3/6/2001  118%   96%

First Union
--------------------------------------------------------------------------------
S&P Bank Index
                 ---------------------------------------------------------------
                 1/1/01   1/31/01   3/2/01   4/1/01  5/1/01   5/31/01   6/30/01
--------------------------------------------------------------------------------


-----------------------------------------
             Top 20 Banks
-----------------------------------------
BAC                              +30.9%

SOTR                              +27.8
-----------------------------------------
FTU                               +25.6
-----------------------------------------
WB                                +22.4

ASO                               +21.2

RGBK                              +17.2

MTB                               +11.0

NCC                                +7.1

MI                                 +6.0

FBF                                +5.0

STI                                +2.8

FITB                               +0.5

BBT                                -1.6

USB                                -2.0

ONE                                -2.3

CMA                                -3.0
-----------------------------------------
S&P Bank Index                    -3.9
-----------------------------------------
KEY                                -7.0

MEL                                -8.9

PNC                               -10.0

WFC                               -16.6
-----------------------------------------

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

--------------------------------------------------------------------------------
            First Union/Wachovia Merger Integration Planning...Well
                            Organized and Progressing
--------------------------------------------------------------------------------











[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

First Union/Wachovia Merger Integration Planning...Well Organized and
Progressing
--------------------------------------------------------------------------------
   First Union's Extensive Integration Experience
   ----------------------------------------------

   o   81 bank mergers since 1985 (approximately 4,000 branches, 2,000 systems)
       [ARROW] 27 bank mergers with greater than $1 billion in assets; 13 bank mergers with greater than $5 billion in assets
       [ARROW] 10 broker-dealer/investment manager acquisitions with greater than 3 million customers
   o   We have learned from our CoreStates experience

--------------------------------------------------------------------------------
                                                 30 of Those 81

                                                 Complex Bank

                          41 of Those 81         Acquisitions

                          Less Complex           Involved
                                                 ----------------
                          Bank Acquisitions      Mutual Funds

                          Involved               Brokerage
                          -----------------
81 Acquisitions           Deposits ATM           Personal Trust                  10 Specialty Acquisitions

Involved                  Consumer Loans         Corporate Trust                 Involved
-----------------                                                                ---------------------------
General Ledger            Leasing                Insurance                       Unique System

Payroll                   Indirect               IRA                             Conversions

Accounts Payable          Unsecured/Secured      CAP                             Examples Include:

Fixed Assets              Commercial Loans       International                   Equity Derivative

Benefits                  CDs                    Sales Tracking                  Systems

Network Connectivity      Safe Deposit Box       Credit/Debit Cards              Bond Systems

Customer Information      Overdraft Protection   Capital Markets Investments     Commercial and

   Systems                Mortgage               Capital Mgmt Investments        Insurance Systems

                          Item Processing        Trading                         Dot coms

                          Credit Card            Account Recovery

                          Wire Transfer          Cash Management

                          Equity Lines           401K

                          ACH                    Institutional Custody

[FIRST UNION LOGO APPEARS HERE]                    [WACHOVIA LOGO APPEARS HERE]

     First Union/Wachovia Merger Integration Planning...Well Organized and Progressing
--------------------------------------------------------------------------------

         Balanced Representation of Wachovia and First Union Management

                 ----------------------------------------------
                 Executive Committee (B. Baker and K. Thompson)
                        Approve key transition decisions
------------     ----------------------------------------------
Post-Closing
Committee of    Merger Steering Committee (B. McCoy and D. Carroll)
Independent                  Set overall policies
 Directors      ---------------------------------------------------
------------
                            Project Management Office
       Coordinate and oversee all transition processes and communications
     ----------------------------------------------------------------------

Customer Experience Team                               Integrated Communications
Culture Integration Team                                    Progress Tracking
--------------------------------------------------------------------------------

          Transition Team
Manage the corporation's integration                 Conversion Task Force
planning at the business unit level         Planning for all systems conversions
------------------------------------        ------------------------------------
  All Business Units Represented                All Business Units Represented

--------------------------------------------------------------------------------
Primary Objectives: Expand Customer Base
                    Stay Focused on Customer Experience
                    Improve Customer Perception of Combined Organization
--------------------------------------------------------------------------------
[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union/Wachovia Merger Integration Planning...Well Organized and
Progressing
--------------------------------------------------------------------------------
Transition Risk Management

o  Risk management is key component of entire transition/execution process:


    [ARROW] Customer risk              [ARROW] Employee risk        [ARROW] Market risk

    [ARROW] Systems/operations risk    [ARROW] Regulatory risk      [ARROW] Capacity/volume risk

    [ARROW] Organization risk          [ARROW] Financial risk       [ARROW] Transaction risk


                          Detailed Information Tracked

-----------------------------------------  -------------------------------------------------------------------
              Financial                                          Retail Customer
-----------------------------------------  -------------------------------------------------------------------
Core Expense/Goal                          Net Growth vs. Baseline            Commercial vs. Target
One-Time Expense/Goal                        Customer                         Market Share vs. Target
Operating Exp/Op. Rev. vs. Goal              Small Business                   Brand Perception vs. Target
Operating EPS/Forecast vs. Goal            Consumer (Gallup) vs. Target       Customer Perception vs. Target
Cash EPS/Forecast vs. Goal                 -------------------------------------------------------------------
ChargeOffs/Avg. Loans vs. Target                                 Human Resources
NPL/Loans + OREO vs. Target                -------------------------------------------------------------------
Avg. Deposits/Customer vs. Baseline
Avg. Loans/Customer vs. Baseline           Cultural Task Force          % Employees Retained/Plan
Revenue Growth/Forecast                      Meeting Milestones         % Displaced in New Positions/Plan
Tier I Capital vs. Target                  FTE Reduction/Plan           Monthly Turnover/Plan
Total Capital vs. Target                   Training Events/Plan
Debt Rating vs. Target
Reserves/Loans vs. Target                  ---------------------------------------------------------------------
Credit Losses/Avg. Loans vs. Target        Transition Plan Milestones
Noncredit Losses/Avg. Loans vs. Target     ---------------------------------------------------------------------
Share Price Movement/BK Index vs. Target   % Milestones Completed vs. Schedule   Data Accuracy vs. Target
Economic Profit Growth vs. Target          Call Center Service Level             Level of Exceptions vs. Target
Operating ROE vs. Target                     Metrics vs. Target
Share Repurchases vs. Target               System Uptime vs. Target
-----------------------------------------  ---------------------------------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

--------------------------------------------------------------------------------

                 Wachovia...Clearly Compelling For First Union
                                  Shareholders

--------------------------------------------------------------------------------


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

Wachovia...Clearly Compelling for First Union Shareholders
--------------------------------------------------------------------------------
 Strategic Proposition

           ------------------------------------------------------
                Regional Ruler with Scale National Businesses
           ------------------------------------------------------

o  "Best of both" executive teams and boards - strengthens quality of both

o  Improves our business lines:

                                                              Impact
                                                             --------

   [ARROW] Retail Bank Strength - #1 on East Coast

    - Distribution (FTU sales, WB service culture)           Improved
    - Market share (WB's 3.5 million customers)              Improved

   [ARROW] Brokerage and Wealth Management - National Scale

    - Product cross-sell opportunities (FTU's                Improved
      brokerage, annuities, mutual funds, etc)
    - Distribution (FTU: 2 RRs/branch, WB: 0.3)              Improved

   [ARROW] Corporate/Investment Bank Scale - Stronger Mid-Market Focus

    - Client mix (WB's customer base and coverage)           Improved
    - Cross-sell opportunities (FTU's I-Bank                 Improved
      products to WB clients, WB cash management)

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

Wachovia...Clearly Compelling for First Union Shareholders
--------------------------------------------------------------------------------
Financial Proposition

    o Significant earnings accretion with conservative assumptions

                         EPS Impact
                    --------------------
                    Cash     New GAAP (a)
                    -----    ------------
           2002E     3.7%     0.0%
           2003E     5.3      2.5
           2004E     7.1      5.4

    o 20%+ internal rate of return, well in excess of 12% cost of capital

    o Strong balance sheet - improves capital and reserve coverage ratios

                                              Estimated
                         Current First        Pro Forma
                             Union            At Closing
                         -------------        ----------
Reserves/Loans              1.4%               1.8%(b)
Tier I
Capital/Risk-Based Assets   7.4%                 7.7%

    o Positioned to generate over $2.5 billion in excess capital per year

      [ARROW] After-tax cost savings expected to contribute $550 million per annum
      [ARROW] Potential revenue synergies in excess of $200 million already identified and not included in analysis

---------------------------------------
(a) As used herein, "New GAAP" refers to the recently adopted modifications to GAAP whereby existing and newly recorded goodwill would not be subject to amortization, but rather would be subject to periodic testing for impairment.
(b) Includes an illustrative $450 million enhancement to reserves, although the amount of any actual enhancement will be determined at closing.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

Wachovia...Clearly Compelling for First Union Shareholders
--------------------------------------------------------------------------------
Reasonable and Appropriately Paced Merger Planning

"The cost savings potential in a First Union/Wachovia combination is greater than in a SunTrust/Wachovia combination...The greater cost savings are possible in a First Union/Wachovia combination largely because the branch overlap is greater." Thomas K. Brown, Second Curve Capital, June 4, 2001


"Management appears to be highly conscientious of minimizing risk in this integration. To this end, the company [First Union] is intent on understanding and smoothly integrating the businesses they are merging with and staying focused on customer satisfaction. Merger transition teams, comprised of employees from both First Union and Wachovia, are well along in the process of conducting transition due diligence and developing an integration strategy. The two companies appear to be leaving no stone unturned." George A. Bicher, Deutsche Banc Alex. Brown Inc., June 14, 2001


"First Union is well advanced in planning the merger integration with Wachovia...We are very impressed by the approach the new company is taking, which is very customer-oriented. This includes not closing any branches for a year after the merger closes, communicating with customers, and most important paying attention to branch capacity." Ronald I. Mandle, Sanford C. Bernstein Inc., June 28, 2001


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

--------------------------------------------------------------------------------

                 First Union...Clearly Compelling for Wachovia
                                  Shareholders

--------------------------------------------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union...Clearly Compelling for Wachovia Shareholders
--------------------------------------------------------------------------------
First Union/Wachovia - a Superior Franchise - Particularly in High Growth Areas

                                       First Union/    SunTrust/          Scale
                                        Wachovia       Wachovia        Advantage
   General Banking
   ---------------
   Customers (mm)                          19              8            2.4x
   On-line Banking Customers                3              1            3.0x
   (mm)
   Branches                             2,900          1,800            1.6x
   ATMs                                 5,128          3,347            1.5x
   Combined Assets ($ bn)           $     329     $      179            1.8x
   Combined Deposits ($ bn)         $     186     $      108            1.7x
   Pro Forma Tier 1 Capital         $      21     $       12            1.8x
   ($bn)(1)
   States of Operations                    13              9            1.4x
   Metropolitan Areas                      75             58            1.3x


   Wealth Management
   -----------------
   Assets Under Management
   ($ bn)                           $     222     $      142            1.6x
   Mutual Funds ($ bn)              $      98     $       31*           3.2x
   Brokerage Offices                      600             75*           8.0x
   Registered Representatives           8,350            674*          12.4x
   High Net Worth Offices                 133             57            2.3x


   Corporate & Investment Banking        Mid-Market     Requires More
   ------------------------------          Scale         Investment


   ---------------------------------------
 *Needs further acquisitions to be viable.
(1) Estimated pro forma Tier 1 Capital at closing.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union...Clearly Compelling for Wachovia Shareholders
--------------------------------------------------------------------------------
First Union/Wachovia Business Mix Produces Far Superior Growth Potential

   o  First Union: We believe our franchise has a higher growth business mix

   o  SunTrust: Traditional retail bank and real estate/corporate lender


                                                          Net Income Contribution
                                                    -----------------------------------
                                                         First Union/     SunTrust/
                                                          Wachovia        Wachovia (b)
                                    Long-term       ------------------    ------------
                                    Growth Rate               3-5 Year
Business Segment                    of Business (a) 2001E   Normalized
----------------                    ---------------------   ----------
Retail                                   8%          46%     35%-40%          66%

Brokerage/Wealth Management              15          21       30-35           11

Corporate/Investment Bank & Other        10          33       25-30           23

Implied Long-Term Growth (c)                         10%       11%+          <9%

---------------------------------------
(a) First Union 5 year growth estimates by business line.
(b) Estimated as per March 31, 2001 10Q financial statements.
(c) Based on net income contribution and First Union growth estimates by business line.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union...Clearly Compelling for Wachovia Shareholders
--------------------------------------------------------------------------------
Integration Risks Far Lower With First Union

                                     First Union                 SunTrust

o Nature of Proposal              o Friendly Merger       o  Hostile acquisition
--------------------------------------------------------------------------------
o Transaction Type                o 100% in-market        o  50% out-of-market
--------------------------------------------------------------------------------
o Size Risk (WB Assets/Partner    o Low: 30%              o  High:   73%
   Assets)
--------------------------------------------------------------------------------
o # of Bank/Broker Acquisitions   o 91                    o  6
  Since 1985

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union...Clearly Compelling for Wachovia Shareholders
--------------------------------------------------------------------------------
Financial Summary

                                                                                           First Union
                                                          First Union      SunTrust         Advantage
o   EPS Impact on Wachovia - 2004E
    "New GAAP"                                              17%               3%           [CHECK MARK]
    Cash                                                    20                9            [CHECK MARK]
o   Internal Rate of Return to Wachovia                     21%+           15%-17%         [CHECK MARK]
o   Pro Forma Annual Dividend to Wachovia (page 25)         $2.40            $2.40
o   Implied or Stated Long-term Growth Rate (page 33)      10-12%+            7%           [CHECK MARK]
o   Currency Valuation(a) (page 33)
    Price/2002 Cash EPS                                     10.6x            12.0x         [CHECK MARK]
    2002 Cash P/E Ratio to Estimated Earnings Growth        97%              171%          [CHECK MARK]
o   Combined Capital Position
    Tier I Risk-Based Capital Ratio (page 26-29)         7.7%, 37th*      6.5%, 50th*      [CHECK MARK]
    Projected Dividend Payout Ratio (New GAAP Basis)     35%, 32nd*        47%, 46th*      [CHECK MARK]
    (page 30)
    Projected Dividend & Repurchases/ Cash Income           35%               70%          [CHECK MARK]
    Incremental Capital Breakeven (# of years) (page 28)     3                13           [CHECK MARK]
    Net Excess Capital Generated Annually ($bn) (page       $2.3             $0.3          [CHECK MARK]
    27)
    Premium as of July 6 (page 24)                                            1.0%

---------------------------------------
* of top 50 banks.
(a) Based on prices as of July 6, 2001.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

--------------------------------------------------------------------------------

                                  Conclusions

--------------------------------------------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

Conclusions
--------------------------------------------------------------------------------

                                                                -----------
                                                                 A Clearly
  [FIRST UNION         +           [WACHOVIA          =         Compelling
LOGO APPEARS HERE]             LOGO APPEARS HERE]               Combination
                                                                -----------

First Union: The Right Partner
------------------------------

In our opinion:

o  Strong growth in core businesses
o  Higher growth mix of business
o  Corporate governance focus
o  Transparent financial reporting
o  Shareholder friendly compensation structure
o  Stringent acquisition hurdles
o  Undervalued stock
o  Friendly deal
o  Extensive merger/systems integration experience
o  Recent performance being rewarded by equity and debt investors

First Union/Wachovia: The Right Combination
-------------------------------------------

o  Scale franchise with high growth business mix
o  Far less integration risk
o  Enhanced capital strength via excess capital generation
o  Substantially greater earnings accretion
o  Higher internal rate of return
o Financially superior for Wachovia shareholders, by all measures . . .with same dividend
o  . . . And compelling for First Union shareholders

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

--------------------------------------------------------------------------------

                                    Appendix

--------------------------------------------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

Treatment of First Union's One-Time Payment to Wachovia
--------------------------------------------------------------------------------

o First Union's dividend alternatives for Wachovia's shareholders need to be factored in when comparing First Union's negotiated proposal with SunTrust's hostile offer

o  First Union's Proposal Offers Wachovia's Shareholders:

    2 First Union Shares of Common Stock              $     67.56
    One-Time Cash Payment                                    0.48 (a)
                                                      --------------
    Total Value Received                              $     68.04

o   SunTrust's Proposal:

    1.081 SunTrust Shares of Common Stock             $     68.70
    One-Time Cash Payment                                   --
                                                      --------------
    Total Value Received                              $     68.70

Premium of SunTrust Implied Offer/First Union Implied Offer: 1%

---------------------------------------
Note: Prices as of July 6, 2001.

(a) Assuming the Wachovia shareholder elects to receive the one-time $0.48 payment instead of dividend equalization preferred shares. The current First Union annual dividend per share of common stock is $0.96 ($1.92 pro forma annually for one share of Wachovia common stock at the 2-for-1 exchange ratio).

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

Dividend Alternatives Are Economically Equivalent For First Union
--------------------------------------------------------------------------------
Illustrative Example

   Key Assumptions
   ---------------

   o First Union/Wachovia to target cash basis dividend payout ratio of less than 33%
   o  Common stock dividend to be increased as enhanced earnings realized
   o Illustrative example assumes $1.20 per share dividend ($2.40 pro forma per current Wachovia share based on 2-for-1 exchange ratio) reached by third quarter 2003
   o Incremental dividend cash flows present valued based on a 13% discount rate

                     Hypothetical Dividend
                  ---------------------------
                    Per New                      New Wachovia       Cash Basis
Period              Wachovia    Per Preferred   Projected Cash       Dividend
------            Common Share    Share (a)           EPS          Payout Ratio
                  ------------  -------------   --------------     ------------
2001    4th Qtr      $0.24     $      0.06          --
2002    1st Qtr       0.24            0.06          --
        2nd Qtr       0.26            0.04          --
        3rd Qtr       0.26            0.04          --
        4th Qtr       0.28            0.02       $   3.28             31.7%
2003    1st Qtr       0.28            0.02          --
        2nd Qtr       0.28            0.02          --
        3rd Qtr       0.30            --            --
        4th Qtr       0.30            --         $   3.67             31.6%
        Net Present Value      $      0.24
        Adjusted for 2:1       $      0.48
        Exchange

---------------------------------------

(a) A Wachovia shareholder electing to receive the dividend equalization preferred shares will not also receive the $0.48 cash payment. Each dividend equalization preferred share pays a dividend of $0.30 less the common dividend paid per share.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union/Wachovia Should Produce Significantly Higher Capital Ratios
--------------------------------------------------------------------------------
Illustrative Example

   ($ in billions)                          First Union/      SunTrust/
                                              Wachovia        Wachovia
                                            ------------   ------------
   Current Tier I Equity                       $14.5            $6.8
   Earnings to Close Less Share Buybacks         1.0             0.4
   Wachovia - Other Tier I (Trust                0.9             0.9
     Capital Securities, etc.)
   Equity Issued In Transaction (a)             12.5            12.7
   New Intangibles                              (8.5)           (9.2)
                                            ------------   ------------
   Pro Forma Tier I Capital                    $20.4           $11.6
   --------------------------------------------------------------------
   Tier I Risk-Based Capital Ratio               7.7%            6.5%
   --------------------------------------------------------------------

   Memo: Calculation of New Intangibles
   ------------------------------------
   Wachovia Common Equity                       $6.9             $6.9
   Earnings to Close Less Share Buybacks        (0.2)            (0.2)
   Wachovia Intangibles                         (1.5)            (1.5)
   After-Tax Restructuring Charge               (1.2)            (1.7)
                                            ------------   ------------
   Adjusted Tangible Common Equity              $4.0             $3.5
   Transaction Value (a)                        12.5             12.7
                                            ------------   ------------
   New Intangibles                              $8.5             $9.2

   ---------------------------------------
   (a) Assumes 185 million shares outstanding at close and stock prices as of July 6, 2001.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union/Wachovia Should Generate Significantly More Excess Capital
--------------------------------------------------------------------------------
Illustrative Example
                                                     2002E
                                  ----------------------------------------------
   ($ in billions)                      First Union/         SunTrust/
                                          Wachovia           Wachovia
                                        ------------        -----------
   Capital Generated By:
   ---------------------
   Pro Forma Net Income (Estimated)         $3.9                $2.2
   Efficiencies                              0.3                 0.1
   Core Deposit Amortization                 0.3                 0.3
                                        ------------        -----------
   Cash Earnings                            $4.5                $2.6

   Capital Utilized For:
   ---------------------
   Pro Forma Dividends                     ($1.5)              ($1.1)
   Share Repurchases                        (0.1)               (0.7)
   Fund Assumed 6% Loan Growth              (0.7)               (0.5)
                                        ------------        -----------
   Net Excess Capital Generated (a)         $2.3                $0.3

   Dividends & Repurchases As a %             35%                 70%
   of Cash Earnings

   Net Excess Capital As a % of               51%                 11%
   Cash Earnings
   Risk-Based Capital Growth Per Annum (b)  0.82%               0.17%

   ---------------------------------------
   (a) First Union/Wachovia and SunTrust/Wachovia net excess capital generated would total $2.5 billion and $0.5 billion annually, respectively, if full efficiencies are assumed.

   (b) Represents net excess capital as a percentage of risk-based assets.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

First Union/Wachovia Should Generate Incremental Capital At A Quicker Pace
--------------------------------------------------------------------------------

($ in billions)                          First Union/         SunTrust/
                                          Wachovia             Wachovia
                                         ------------        -----------
After-Tax Cash Restructuring Charges        $0.90               $0.65
Break-Up Fee                                  --                 0.78
                                         ------------        -----------
Total Up-Front Charges (a)                  $0.90               $1.43

Projected Fully-Realized After-Tax Cost     $0.55               $0.31
  Savings
Less: Common Stock Dividend Increase (b)      --                (0.19)
                                         ------------        -----------
Annual Incremental Capital                  $0.55               $0.12

Up-Front Charges/Incremental Capital         1.6x               12.0x

Years Before Incremental Capital Offsets      3                  13
  Up-Front Charges

   ---------------------------------------
   (a) Excludes $450 million reserve addition for both companies.
   (b) Run-rate: 2004 and beyond.

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                                       28

Top 50 U.S. Banks: Tier 1 Risk-Based Capital Ratio
--------------------------------------------------------------------------------

                                   Tier 1 Risk Based                                         Tier 1 Risk Based
                                    Capital Ratio(a)                                          Capital Ratio(a)
                                   -----------------                                         -----------------

   1) Investors Financial Services      15.80 %          27) J.P. Morgan Chase & Co.                8.70 %
   2) Mercantile Bankshares             15.76            28) PNC Financial Services Group, Inc.     8.70
   3) State Street Corporation          13.30            29) Citigroup, Inc.                        8.56
   4) Fifth Third Bancorp               13.03            30) Union Planters Corporation             8.55
   5) North Fork                        12.89            31) Bank of New York Company, Inc.         8.42
   6) Pacific Century Financial         12.84            32) Compass Bancshares, Inc.               8.15
   7) First Virginia Banks              12.58            33) FleetBoston Financial Corporation      7.96
   8) Commerce Bancshares               12.23            34) Regions Financial Corporation          7.93
   9) Valley National Bancorp           11.75            35) Bank One Corporation                   7.80
  10) Synovus Financial Corp.           11.67            36) Wachovia Corporation                   7.80
  11) Commerce Bancorp, Inc.            10.90            37) Wilmington Trust Corporation           7.74
  12) Popular, Inc.                     10.63                -------------------------------------------
  13) UnionBanCal Corporation           10.49                First Union/Wachovia                   7.70
  14) Centura Banks, Inc.               10.30                -------------------------------------------
  15) National Commerce Financial Corp. 10.29            38) AmSouth Bancorporation                 7.69
  16) Banknorth Group, Inc.             10.27            39) Bank of America Corporation            7.65
  17) Northern Trust Corporation        10.10            40) KeyCorp                                7.54
  18) Marshall & Ilsley Corporation     10.08            41) SouthTrust Corporation                 7.53
  19) TCF Financial Corporation         10.04            42) Comerica Incorporated                  7.46
  20) Hibernia Corporation               9.96            43) M & T Bank Corporation                 7.41
  21) Associated Banc-Corp               9.69            44) U.S. Bancorp                           7.40
  22) BB&T Corporation                   9.20            45) Wells Fargo                            7.30
  23) FirstMerit Corporation             9.14            46) Huntington Bancshares                  7.20
  24) BancWest Corporation               9.10            47) First Union                            7.16
  25) Zions Bancorporation               9.05            48) National City                          7.04
  26) First Tennessee National           8.72            49) SunTrust Banks                         6.85
        Corporation                                      50) Mellon Financial                       6.71
                                                             -------------------------------------------
                                                             Sun Trust/Wachovia                     6.50
                                                             -------------------------------------------

---------------------------------------
(a) As of March 31, 2001, except National Commerce data as of December 31, 2000.

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

Top 50 U.S. Banks: Dividend Payout Ratio
--------------------------------------------------------------------------------

                                      2002E Dividend                                                      2002E Dividend
                                      Payout Ratio (a)                                                    Payout Ratio (a)
                                     -----------------                                                   -----------------

   1) Investors Financial Services Corp.    4.0 %           27) TCF Financial Corporation                      32.7 %
   2) State Street Corporation             15.9             28) Commerce Bancorp, Inc.                         32.8
   3) Citigroup, Inc.                      16.1             29) Centura Banks, Inc.                            33.8
   4) M&T Bank Corporation                 18.1             30) Mellon Financial Corporation                   34.1
   5) Commerce Bancshares, Inc.            19.4             31) U.S. Bancorp                                   34.1
   6) Zions Bancorporation                 19.5             32) Mercantile Bankshares Corporation              34.4
   7) Northern Trust Corporation           23.2                 ---------------------------------------------------
   8) Banknorth Group, Inc.                24.6                 First Union/Wachovia                           34.9
   9) Wells Fargo & Company                26.3                 ---------------------------------------------------
  10) Bank One Corporation                 27.5             33) PNC Financial Services Group, Inc.             36.0
  11) Bank of New York Company, Inc.       27.6             34) North Fork Bancorporation, Inc.                37.1
  12) Fifth Third Bancorp                  27.9             35) First Tennessee National Corporation           37.4
  13) Marshall & Ilsley Corporation        28.1             36) Bank of America Corporation                    37.8
  14) UnionBanCal Corporation              28.1             37) Compass Bancshares, Inc.                       38.1
  15) J.P. Morgan Chase & Co.              30.0             38) First Virginia Bank, Inc.                      41.4
  16) SunTrust Banks, Inc.                 30.1             39) Synovus Financial Corp.                        41.4
  17) First Union Corporation              30.3             40) Associated Banc-Corp                           42.0
  18) Popular, Inc.                        30.5             41) Regions Financial Corporation                  42.1
  19) South Trust Corporation              30.5             42) First Merit Corporation                        42.4
  20) National Commerce Financial Corp.    30.6             43) Wachovia Corp.                                 42.6
  21) BancWest Corporation                 31.0             44) Wilmington Trust Corporation                   43.3
  22) Hibernia Corporation                 31.5             45) KeyCorp                                        44.0
  23) BB&T Corporation                     31.9             46) National City Corporation                      44.4
  24) FleetBoston Financial Corporation    31.9                 ---------------------------------------------------
  25) Comerica Incorporated                32.2                 SunTrust/Wachovia                              46.6
  26) Pacific Century Financial            32.3                 ---------------------------------------------------
        Corporation                                         47) AmSouth Bancorporation                         50.9
                                                            48) Union Planters Corporation                     51.6
                                                            49) Valley National Bancorp                        51.8
                                                            50) Huntington Bancshares Incorporated             56.7

---------------------------------------
(a) New GAAP basis. Earnings estimates based on First Call, adjusted for current intangible amortization per share run rate for each institution.

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                                       30

First Union/Wachovia: Significantly More Compelling Financially For Shareholders
--------------------------------------------------------------------------------
o We believe that the marginal accretion and low returns to SunTrust's shareholders generated by this transaction limit SunTrust's financial flexibility

[ARROW]Cost savings assumptions are 25%-30% above the comfort levels SunTrust discussed with Wachovia in December

[ARROW]In our view, aggressive given limited overlap - under 25% overlap of branches but cost savings total 10% of combined costs

[ARROW]Revenue opportunities limited by lack of investment management product breadth

[ARROW]Low organic earnings growth requires significant share repurchases to approach 10% EPS growth

           SunTrust EPS Impact      New GAAP Basis        Cash Basis
           -------------------      --------------        ----------
                  2002E                  (10%)                 0%
                  2003E                   (4%)                 3
                  2004E                   (1%)                 6

o  IRR to SunTrust 12%-14%, at the low end of recently announced transactions

o We believe it is unlikely that SunTrust can acquire Wachovia after a protracted hostile battle and experience NO customer and revenue attrition

---------------------------------------
Source: SunTrust investor presentation on May 14, 2001. EPS impact and IRR assume $780 million option payment.

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                                       31

First Union/Wachovia: Significantly More Compelling Financially For Shareholders
--------------------------------------------------------------------------------

SunTrust's Lack of Growth Track Record (a)

                              SunTrust CAGR
                              2Q'00 - 2Q'01:
                              --------------
Net Revenue                         5%
Operating Earnings                  2%
Core Earnings Per Share             5%
Avg. Fully Diluted Shares          (4%)
Memo:
-----
Asset Management Revenues          (9%)
Note: excludes one-time gains

o  Core earnings have not grown in the past two years

o EPS growth has been driven by one-time gains and share repurchases (15% buyback of stock over the last 2 years - almost twice that of the second highest banking organization buyback)

o  "Growth" businesses are stagnating

         -------------------------------------------------------------
         We believe that SunTrust's earnings momentum has hit the wall
         -------------------------------------------------------------

---------------------------------------
(a) Comparison based on the six months ended June 30, 2001 and June 30, 2000.

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                                       32

First Union Is Still Undervalued Despite Excellent Progress
--------------------------------------------------------------------------------

o We believe that First Union has one of the best business mixes and long-term growth potential among U.S. banks - especially vs. SunTrust

                                           First Union              Sun Trust
                                      ---------------------     ----------------
                                      Earnings Contribution
    Business Segment                  Normalized 3-5 Years
                                      ---------------------

    Retail                                  35% - 40%
    Brokerage/Wealth                        30% - 35%
    Management
    Corporate/Investment Bank               25% - 30%
    & Other
--------------------------------------------------------------------------------
    Implied Long-Term Growth Rate          10% - 12%+ vs.              7%
--------------------------------------------------------------------------------
o   But First Union shares currently trade at the low end of our peer group (a)

    First Union Price/Estimated 2002 Cash EPS  10.6x                 12.0x
    Peer Group Average                         12.2x                 12.2x
--------------------------------------------------------------------------------
         P/E Rank Among Top 20 Banks            15th                  9th
--------------------------------------------------------------------------------

    P/E Ratio to Estimated Earnings Growth      97%(b)                171%
    Peer Group Average "PEG"                   119%                   119%
--------------------------------------------------------------------------------
         PEG Ratio Rank Among Top 20 Banks     18th                    1st
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      First Union: 23% Potential Upside by Simply Trading at Peer Averages
                          -SunTrust Appears Overvalued
--------------------------------------------------------------------------------

---------------------------------------
(a) Peer group includes top 20 U.S. banks, excluding Trust and Money Center banks. Earnings per share estimates from First Call, adjusted for current intangible amortization per share. Peer group average PEG ratio assumes First Call estimated 5 year earnings per share growth as denominator.
(b) Based on 11% earnings growth, midpoint of 10%-12% implied long-term growth rate range.

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                                       33

Deal Protection in $2+ Billion Transactions
--------------------------------------------------------------------------------
o Break up fee is lower in the new Wachovia than that used in other large transactions

                                                                            Break Up Fee         Break Up Fee/Deal Value
                                                                      -----------------------  --------------------------


                                                                                   Assumed 17%                Assumed 17%
   Buyer/Target                                           Deal Value   At Market Premium Offer   At Market  Premium Offer
   ------------------------------------                 ------------  ---------- ------------- ----------- --------------

   First Union Corp./ Signet Banking Corp.                    $3,323        $193        $303          5.82%         9.11%
   ----------------------------------------------------------------------------------------------------------------------
   SunTrust Banks Inc./ Crestar Financial Corp.                9,606         470         789          4.90%         8.22%
   ----------------------------------------------------------------------------------------------------------------------
   AmSouth Bancorp./ First American Corp.                      6,341         301         510          4.74%         8.05%
   Fifth Third Bancorp/ CNB Bancshares Inc.                    2,328         116         186          4.97%         7.99%
   Royal Bank of Canada/ Centura Banks Inc.                    2,330         103         181          4.42%         7.77%
   Firstar Corp./ Mercantile Bancorp.                         10,670         463         816          4.34%         7.65%
   Charles Schwab Corp./ U.S. Trust Corp.                      2,619         115         196          4.38%         7.49%
   Star Banc Corporation/ Firstar Holdings Corporation*        7,357         300         515          4.08%         7.01%
   Fleet Financial Group/ Shawmut National Corporation *       3,697         133         256          3.60%         6.94%
   BankBoston Corp./ BayBanks, Inc.                            2,047          74         142          3.59%         6.92%
   Wachovia Corp./ Central Fidelity Banks Inc.                 2,303          82         158          3.56%         6.84%
   National City Corp./ Integra Financial Corp.                2,112          74         144          3.50%         6.81%
   First American Corp./ Deposit Guaranty Corp.                2,693          95         183          3.52%         6.81%
   First Union Corp./ CoreStates Financial Corp .             17,104         510       1,078          2.98%         6.30%
   Bank One Corp./ First Commerce Corporation                  3,061          64         181          2.10%         5.90%
   CoreStates Financial Corp./ Meridian Bancorp, Inc.          3,193          96         188          3.01%         5.90%
   PNC Financial Services Group/ Midlantic Corporation         3,043          74         172          2.43%         5.64%
   Wells Fargo & Co./ First Security Corp.                     2,778         100         155          3.60%         5.58%
   Fleet Financial Group/ BankBoston Corp .*                  16,258         560         889          3.44%         5.47%
   Deutsche Bank AG/ Bankers Trust Corp.                       9,426         350         500          3.71%         5.30%
   FleetBoston Financial Corp./ Summit Bancorp                 6,991         210         350          3.00%         5.01%
   Norwest Corporation/ Wells Fargo & Company*                34,611       1,200       1,732          3.47%         5.00%
   Regions Financial Corp./ First Commercial Corp.             2,705          74         130          2.72%         4.81%
   ----------------------------------------------------------------------------------------------------------------------(1)
   First Union Corp./ Wachovia Corp .*                        13,627         375         640          2.75%         4.70%
   ----------------------------------------------------------------------------------------------------------------------
   First Union Corp./ First Fidelity Bancorporation            5,555          83         254          1.49%         4.58%
   Bank One Corp./ First Chicago NBD Corp.*                   29,482         345       1,317          1.17%         4.47%
   Chemical Banking Corp/ Chase Manhattan Corp.*              11,358         161         494          1.42%         4.34%
   Union Planters Corp./ Magna Group Inc.                      2,239          26          94          1.15%         4.18%
   Fifth Third Bancorp/ Old Kent Financial Corp.               4,962         200         200          4.03%         4.03%
   Chase Manhattan Corp./ J.P. Morgan & Co.*                  34,423       1,250       1,250          3.63%         3.63%
   First Bank System Inc./ U.S. Bancorp                        9,086         300         300          3.30%         3.30%
   NationsBank Corp./ BankAmerica Corporation*                66,624           0       1,997          0.00%         3.00%
   Firstar Corp./ U.S. Bancorp*                               21,237         630         630          2.97%         2.97%
   Washington Mutual Inc./ H.F. Ahmanson & Co.                 9,907         275         275          2.78%         2.78%
   NationsBank Corp./ Barnett Banks Inc.                      15,523         400         400          2.58%         2.58%
   NationsBank Corp./ Boatmen's Bancshares Inc.                9,750         250         250          2.56%         2.56%

                                        All Transactions with Deal Values>$2BN        Median          3.46%         5.52%
                                        All Mergers of Equals with Deal Values>$2BN:  Median          2.86%         4.58%

   ---------------------------------------
   *   Mergers of equals.
   (1) 5.72% break up fee as a percent of deal value assuming $780 million maximum break up fee.

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                                       34

First Union/Wachovia: Significantly More Compelling Financially For Shareholders
--------------------------------------------------------------------------------

o Hostile deals in the U.S. banking industry have a poor history
  [ARROW] No "successful" completed hostile deal in more than a decade
  [ARROW] Only completed transaction - Wells Fargo/First Interstate
            -Substantial customer disruption and deposit run-off, particularly in non-California, non-overlap markets
            -Substantial attrition of acquired senior management
            -Significant earnings shortfall

----------------------------------------------------   ---------------------------------------------------------------
            Wells Fargo Experience                                  Similarities in WFC and STI Proposals
----------------------------------------------------   ---------------------------------------------------------------

   Deposit Run-off: Total (a)                 16%                                            WFC       STI
                                                            Deal Nature                    Hostile   Hostile
   Deposit Run-off: Non-California (a)        35%           # of $1B+ Asset Integrations       1           1
                                                            in Previous 10 Years
   % of Top 50 First Interstate
   Management Choosing to Remain               0%           Acquired Assets as a % of        105%         73%
                                                            Current Assets
   Earnings Shortfall (b)                     30%+
                                                            % of Acquired Deposits Out        57%         51%
                                                            of Footprint (c)

----------------------------------------------------   ---------------------------------------------------------------

        ---------------------------------------------------------------
        If STI's Experience Is Similar, We Believe The Implications For
                         Shareholders Will Be Disastrous
        ---------------------------------------------------------------

 ---------------------------------------
 (a) Data represents % change for deposits from closing through 6/98, two years after closing.
 (b) Reported income for 1997 and 1998 as compared to Wells Fargo estimates at time of merger.
 (c) Represents % of non-California deposits for First Interstate and North and South Carolina deposits for Wachovia.

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                                       35